UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009

First National Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-24121	23-2900790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St., Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 346-7667

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01	OTHER EVENTS

Press release dated February 25, 2009, regarding the first quarter dividend, filed as exhibit attached.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	On February 25, 2009, the Registrant issued the attached press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

First National Community Bancorp, Inc.
(Registrant)

Dated: February 25, 2009	/s/ William S. Lance
William S. Lance
Treasurer and
Principal Financial Officer